Exhibit 10.1

FEB 8, 2013

OUR L/C NO.: R4RI-386809

MESSAGE SENT TO:	APPLICANT:
JPMORGAN CHASE BANK, N.A	BAKER HUGHES
PRIVATE BAG X9936 SANDTON	OILFIELD OPERATIONS INC.
JOHANNESBURG 2146,	2001 RANKIN ROAD
SOUTH AFRICA	HOUSTON, TEXAS 77073

FOLLOWING IS THE TEXT OF A S.W.I.F.T. MESSAGE SENT TO THE PARTY INDICATED ABOVE:

*********************

FORM OF DOCUMENTARY CREDIT: IRREVOCABLE

DOCUMENTARY CREDIT NUMBER: R4RI-386809

DATE OF ISSUE: FEBRUARY 8, 2013

APPLICABLE RULE: UCP LATEST VERSION

DATE AND PLACE OF EXPIRY: MARCH 22, 2014 AT OUR COUNTER

APPLICANT:	BAKER HUGHES

OILFIELD OPERATIONS INC.

2001 RANKIN ROAD

HOUSTON, TEXAS 77073

BENEFICIARY:	MABWE MINERALS ZIMBABWE (PRIVATE) LIMITED

98 CHURCHILL AVENUE, GUNHILL

HARARE, ZIMBABWE

DOCUMENTARY CREDIT AMOUNT: USD3,000,000.00

TOLERANCE (+%/-%): 05/05

AVAILABLE WITH: JPMORGAN CHASE BANK, N.A. BY PAYMENT

DRAFTS AT: AT SIGHT

DRAWEE: JPMORGAN CHASE BANK, N.A.

TRANSHIPMENT: ALLOWED

PORT OF LOADING: BEIRA, MOZAMBIQUE

PORT OF DISCHARGE: ANY USA GULF PORT

DESCRIPTION OF GOODS: CRUDE BARITE ORE IN LUMP FORM AT XXXX PER METRIC TON

SHIPMENT TO BE EFFECTED IN THREE LOTS OF XXXX MTS (+/-5PCT) EACH, NON CUMULATIVE:

FIRST LOT TO BE SHIPPED BETWEEN JUNE 1, 2013 AND AUGUST 31, 2013.

SECOND LOT TO BE SHIPPED BETWEEN SEPTEMBER 1, 2013 AND NOVEMBER 30, 2013

THIRD LOT TO BE SHIPPED BETWEEN DECEMBER 1, 2013 AND MARCH 1, 2014

SHIPMENT TERM: FOB BEIRA, MOZAMBIQUE

DOCUMENTS REQUIRED:

+COMMERCIAL INVOICE IN 5 ORIGINALS AND 4 COPIES

+PACKING LIST IN 5 ORIGINALS AND 3 COPIES

+CERTIFICATE OF ORIGIN IN 2 ORIGINALS AND 2 COPIES

+THIRD PARTY PRE-SHIPMENT INSPECTION CERTIFICATE, NOTED AS 'RECEIVED AND APPROVED' BY A PURPORTED OFFICER OF BAKER HUGHES IN 2 ORIGINALS AND 2 COPIES TO INCLUDE CERTIFICATE OF QUALITY AND CERTIFICATE OF QUANTITY EVIDENCING SHIPMENT OF GOODS IS IN COMPLIANCE WITH BELOW SPECIFICATIONS

A.LUMP SIZE: MINIMUM 100 PERCENT PASSING AS THROUGH AN 8'' RING

B.SPECIFIC GRAVITY: 4.22 MINIMUM (PER API SPEC. 13A, SECTION 7)

C.EXTRACTABLE CARBONATES: 3,000 MG/L MAXIMUM (PER BHI SPEC. 30012, 30012.6)

D.EXTRACTABLE SULFIDES: 50 MG/L MAXIMUM (PER BHI SPEC. 30012, 30012.7)

E.MERCURY: 1 MG/KG MAXIMUM (PER EPA METHOD 7471A)

F.CADMIUM: 3 PPM MAXIMUM (PER EPA METHOD 6010B)

G.ARSENIC: 40 MG/KG MAXIMUM (PER EPA METHOD 6010B)

H.LEAD: 1,000 MG/KG MAXIMUM (PER EPA METHOD 6010B)

I.SOLUBLE ALKALINE EARTH METALS (CA++): 250 MG/KG MAXIMUM (PER API SPEC. 13A, SEC. 7)

J.MOISTURE LESS THAN 1 PERCENT (PER API SPEC. 13A, SEC. 7)

+BENEFICIARY CERTIFICATE IN ONE ORIGINAL AND ONE COPY STATING THAT 2/3 SET OF ORIGINAL MARINE/OCEAN BILL OF LADING PLUS 1 PHOTOCOPY OF THE ORIGINAL COVERING A PORT TO PORT SHIPMENT CONSIGNED TO THE ORDER OF BAKER HUGHES

OILFIELD OPERATIONS INC

2001 RANKIN ROAD

HOUSTON, TEXAS 77073

MARKED NOTIFY :BAKER HUGHES OILFIELD OPERATIONS INC

2001 RANKIN ROAD

HOUSTON, TEXAS 77073

INDICATING THE NAME OF THE CARRIER, AND INDICATING THE GOODS HAVE BEEN LOADED ON BOARD OR SHIPPED ON A NAMED VESSEL AND MARKED FREIGHT PAYABLE AS PER CHARTER PARTY, AND COMMERCIAL INVOICE IN TWO ORIGINALS, PACKING LIST IN TWO ORIGINALS, CERTIFICATE OF ORIGIN IN TWO ORIGINALS, AND THIRD PARTY INSPECTION CERTIFICATE IN TWO ORIGINALS INCLUDING CERTIFICATE OF QUANTITY AND QUALITY HAVE BEEN SENT VIA OVERNIGHT COURIER WITHIN 48 HOURS AFTER SHIPMENT TO BAKER HUGHES OILFIELD OPERATIONS INC., 2001 RANKIN ROAD HOUSTON, TEXAS 77073 ATTN: STEVE XXXXX, PHONE: XXX-XXX-XXXX

+1/3 SET OF ORIGINAL MARINE/OCEAN BILL OF LADING PLUS 1 PHOTOCOPY OF THE ORIGINAL COVERING A PORT TO PORT SHIPMENT CONSIGNED TO THE ORDER OF BAKER HUGHES OILFIELD OPERATIONS INC.

2001 RANKIN ROAD

HOUSTON, TEXAS 77073

MARKED NOTIFY	:BAKER HUGHES OILFIELD OPERATIONS INC.

2001 RANKIN ROAD

HOUSTON, TEXAS 77073

INDICATING THE NAME OF THE CARRIER, AND INDICATING THE GOODS HAVE BEEN LOADED ON BOARD OR SHIPPED ON A NAMED VESSEL AND MARKED FREIGHT PAYABLE AS PER CHARTER PARTY.

ADDITIONAL CONDITIONS: CHARTER PARTY BILL OF LADING ACCEPTABLE.

THIS CREDIT IS TO BE NON-CUMULATIVE REVOLVING FOR THREE TIMES WITH DRAWINGS NOT TO EXCEED THE MAXIMUM AMOUNT OF USDXXXXX +/- 5 PCT EACH LOT. THE AMOUNT AVAILABLE FOR DRAWING SHALL BE REINSTATED TO MAXIMUM OF USDA +/- 5 PCT EACH LOT AFTER DRAWING HAS BEEN SUCCESSFULLY PAID IN ACCORDANCE WITH SHIPMENT SCHEDULE. (ANY UNUTILIZED BALANCE CANNOT BE ADDED TO EACH FRESH REINSTATED AMOUNT).

ICC PUBLICATION UCP 600 ARTICLE 32 DOES NOT APPLY. IF A SHIPMENT IS NOT EFFECTED IN ACCORDANCE WITH THE SPECIFIED SCHEDULE, THE LC CEASES TO BE AVAILABLE FOR THAT SHIPMENT ONLY.

SHIPPING DOCUMENTS INDICATING COMMINGLING OF PRODUCTS ARE UNACCEPTABLE

INSURANCE TO BE EFFECTED BY BUYER

SPECIAL NOTE TO BENEFICIARY:

WE DRAW YOUR ATTENTION OF THE FACT THAT THIS LETTER OF CREDIT REQUIRES A DOCUMENT THAT NEEDS TO BE SUPPLIED BY THE APPLICANT. JPMORGAN CHASE BANK, N.A. AND/OR ITS SUBSIDIARIES AND/OR ITS AFFILIATES, ASSUMES NO RESPONSIBILITY FOR: I)THE APPLICANT'S WITHHOLDING OF SUCH DOCUMENT, II) ANY REQUIRED SIGNATURE THEREON, III) ANY WAIVER OF SUCH REQUIREMENT, AND/OR IV) ANY RESULTING NON PAYMENT OF AN OTHERWISE CREDIT CONFORMING PRESENTATION OF DOCUMENTS HEREUNDER. ALL DOCUMENTS MUST BE PRESENTED IN ENGLISH.

ALL BANKING CHARGES OTHER THAN THOSE OF THE ISSUING BANK ARE FOR THE ACCOUNT OF THE BENEFICIARY.

ANY FEES ASSOCIATED WITH ADVISE OF REFUSAL, PAYMENT REFUSAL/REJECTION AND/OR PAYMENT WILL BE DEDUCTED FROM THE PROCEEDS. THIS STATEMENT IS NOT TO BE CONSTRUED TO MEAN THAT DOCUMENTS WITH DISCREPANCIES WILL BE HONORED BY US. IN THE EVENT OF OUR PAYMENT DESPITE DISCREPANCY(IES), IT MUST NOT BE CONSTRUED AS WAIVER OF SIMILAR DISCREPANCY(IES) ON FUTURE DRAWINGS.

DOCUMENTS MUST BE SENT TO US IN ONE LOT VIA COURIER.

UPON RECEIPT OF DOCUMENTS IN COMPLIANCE WITH THE TERMS OF THE LETTER OF CREDIT WE WILL REMIT PROCEEDS WHEN DUE AS INSTRUCTED.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 600.

IN THE EVENT A NOMINATED BANK HAS FORWARDED DOCUMENTS TO US AND SUCH DOCUMENTS ARE LOST IN TRANSIT AS STATED IN UCP 600 ARTICLE 35, WE RESERVE THE RIGHT TO DELAY HONOUR OF THE PRESENTATION UNTIL OUR RECEIPT OF PHOTOCOPIES (FRONT AND BACK) OF ALL REQUIRED DOCUMENTS SHOWING SIGNATURES AS ORIGINALLY REQUIRED UNDER THE LETTER OF CREDIT, OR UNTIL RECEIPT OF SIGNED DUPLICATE ORIGINALS PLUS COPIES OF DOCUMENTS, ARE EXAMINED AND FOUND TO BE IN COMPLIANCE WITH THE LETTER OF CREDIT TERMS AND CONDITIONS.

THE ORIGINAL LETTER OF CREDIT IS TO BE DELIVERED BY COURIER TO:

MABWE MINERALS ZIMBABWE (PVT.) LTD.

ATTN: DEAN HARRISON

4 XXXX ROAD, BALLANTYNE PARK

HARARE, ZIMBABWE

MOBILE: XXXX

LAND: XXXX

SKYPE: XXXXXXx

E-MAIL: XXXXXx

WE MUST COMPLY WITH ALL SANCTIONS, EMBARGO AND OTHER LAWS AND REGULATIONS OF THE U.S. AND OF OTHER APPLICABLE JURISDICTIONS TO THE EXTENT THEY DO NOT CONFLICT WITH SUCH U.S. LAWS AND REGULATIONS ('APPLICABLE RESTRICTIONS'). SHOULD DOCUMENTS BE PRESENTED INVOLVING ANY COUNTRY, ENTITY, VESSEL OR INDIVIDUAL LISTED IN OR OTHERWISE SUBJECT TO ANY APPLICABLE RESTRICTION, WE SHALL NOT BE LIABLE FOR ANY DELAY OR FAILURE TO PAY, PROCESS OR RETURN SUCH DOCUMENTS OR FOR ANY RELATED DISCLOSURE OF INFORMATION.

PERIOD FOR PRESENTATION: DOCUMENTS MUST BE PRESENTED WITHIN 21 DAYS AFTER SHIPMENT, BUT WITHIN VALIDITY OF THE LETTER OF CREDIT.

CONFIRMATION INSTRUCTIONS: DO NOT ADD YOUR CONFIRMATION.

INSTRUCTIONS TO THE PAYING/ACCEPTING/NEGOTIATING BANK: PLEASE REFER TO OUR REFERENCE NUMBER R4RI-386809 ON ALL COMMUNICATIONS WITH US.

PLEASE ADDRESS DOCUMENTS OR ANY CORRESPONDENCE TO THE FOLLOWING ADDRESS:

JPMORGAN CHASE BANK, N.A.

GLOBAL TRADE SERVICES

5TH FLOOR, MAIL CODE IL1-0236

131 SOUTH DEARBORN

CHICAGO, IL 60603-5506